EXHIBIT 10.17

                   MANAGEMENT FEES SUBORDINATION AGREEMENT

      THIS MANAGEMENT FEES SUBORDINATION AGREEMENT (this "Agreement") dated as of September 22, 2003 is made and entered into by and among THE OLD EVANGELINE DOWNS, L.L.C., a Louisiana limited liability company ("Parent") and THE OLD EVANGELINE DOWNS CAPITAL CORP., a Delaware corporation (collectively with Parent, the "Borrowers" and each individually, a "Borrower"), OED ACQUISITION, LLC, a Delaware limited liability company ("OEDA") and PENINSULA GAMING COMPANY, LLC, a Delaware limited liability company ("PGC" and together with OEDA, collectively, the "Subordinated Parties" and each individually a "Subordinated Party"), and WELLS FARGO FOOTHILL, INC., a California corporation with an office in Atlanta, Georgia, as the arranger and the administrative agent for the Lenders (as defined in the Senior Loan Agreement defined below) (the "Agent").

                              W I T N E S S E T H:

      WHEREAS, the Borrowers are indebted and may from time to time in the future become indebted to a Subordinated Party in respect of certain amounts owing to the Subordinated Parties pursuant to that certain Amended and Restated Management Services Agreement (the "Management Agreement"), by and between Parent, OEDA and PGC, dated as of February 25, 2003 (such amounts, together with all other obligations of the Borrowers, or either of them, to each Subordinated Party arising under the Management Agreement, however evidenced and whether now existing or hereafter arising, are referred to herein as the "Subordinated Fees"; and

      WHEREAS, the Borrowers, the Agent and the Lenders are parties to that certain Loan and Security Agreement dated as of even date herewith (collectively, as amended, restated, supplemented or otherwise modified from time to time, the "Senior Loan Agreement"), whereby the Borrowers may be indebted to the Lenders for certain extensions of credit outstanding from time to time (all such indebtedness including principal, interest, fees, costs, expenses and other sums chargeable to the Borrowers by the Agent or the Lenders (including interest, fees, costs and expenses accruing after an Insolvency Proceeding (as hereafter defined) commences regardless of whether such interest, fees, costs and expenses are deemed allowed or recoverable in any Insolvency Proceeding (as hereinafter defined)) together with any modification, amendment, refinancing or supplement thereto, and any other obligations of the Borrowers to the Agent or the Lenders are hereinafter referred to as the "Senior Debt"); and

      WHEREAS, as security for the payment of all Senior Debt, the Borrowers, pursuant to the Senior Loan Agreement and the other Loan Documents (as defined in the Senior Loan Agreement), have granted to the Agent, for the benefit of the Lenders, a first priority lien on and unconditional security interest in and to certain personal and real property assets of the Borrowers (collectively, said interests in and assets of the Borrowers are referred to herein as the "Collateral;" and, collectively said liens and security interests of the Agent are referred to herein as the "Senior Lien"); and

      WHEREAS, as part of the consideration for the Lenders' extension of credit to the Borrowers, each Subordinated Party has agreed, among other things, subject to the terms and provisions of this Agreement, (i) to subordinate the Subordinated Fees to the Senior Debt, (ii) to subordinate any lien which each Subordinated Party has or may have in the future in the assets or property of any Borrower or any Subsidiary or Affiliate of the Borrowers (the "Subordinated Lien") to the Senior Lien, and (iii) to forebear from exercising any creditor's remedy or taking any action against the Borrowers upon any of their obligations to each Subordinated Party.

      NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that each capitalized term used herein and not defined herein shall have the meaning ascribed thereto in the Senior Loan Agreement, and further agree as follows:

      1. Priority of Liens; Subordinated Fees. Notwithstanding anything to the contrary, including, without limitation, the date, time, manner or order of perfection or attachment of the security interests and liens on the Collateral granted by the Borrowers to the Agent or any Subordinated Party, and notwithstanding the usual application of the priority provisions of the Uniform Commercial Code as in effect in any jurisdiction or any other applicable law or judicial decision of any jurisdiction, or whether such Subordinated Party holds possession of all or any part of the Collateral, or if the Agent or such Subordinated Party is perfected without filing or possession in any part of the Collateral, the Senior Lien shall be a first, senior and prior security interest in and lien on the Collateral, prior in interest and superior to any Subordinated Lien. The priority of liens set forth in the previous sentence states the relative priority of liens of the parties to this Agreement, and no party hereto represents or warrants to any other party that such other party's liens are prior to any lien on the Collateral of any person who is not a party to this Agreement (except that each Borrower represents and warrants to the Agent that the Senior Lien has been granted in accordance with the terms and provisions of the Senior Loan Agreement and other Loan Documents). Each Subordinated Party agrees that if at any time such Subordinated Party shall be in possession of any assets or properties of the Borrowers, then such Subordinated Party shall hold such assets or properties in trust for the Agent for the benefit of the Lenders, so long as any Senior Debt remains outstanding and until all obligations of the Lenders to make loans and other financial accommodations to the Borrowers pursuant to the Senior Loan Agreement (the "Commitments") are terminated. Each Subordinated Party represents that, as of the date hereof, it does not have a lien on or security interest in any assets of any Borrower, and agrees that it will not take any such lien or security interest without the prior written consent of the Agent. Nothing in this Agreement shall be deemed a consent by the Agent to any such Subordinated Lien.

      2. Subordination of Subordinated Fees.

            (a) Each Subordinated Party hereby subordinates any and all claims now or hereafter owing to it by the Borrowers, or either of them, under all or any portion of the Subordinated Fees to any and all Senior Debt (including, without limitation, interest, fees, costs or other payments on the Senior Debt paid or accrued after the commencement of an Insolvency Proceeding and whether or not such claims are deemed allowed or recoverable in any Insolvency Proceeding, and payment of or for adequate protection pursuant to any Insolvency Proceeding), and agrees, except as provided in Section 2(b) hereof, that all Senior Debt shall be paid in full in



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

cash to the satisfaction of the Lenders and the Commitments shall be terminated before any payment may be made on the Subordinated Fees.

            (b) Except as set forth below in this paragraph (b), each Subordinated Party agrees not to accept any payment of the Subordinated Fees nor make any transfer to third parties not party to this Agreement, or take any other action, designed to secure directly or indirectly from any Borrower or any other Person any payment on account of the Subordinated Fees, without the express, prior written consent of the Agent, and, except as set forth below in this paragraph (b), each Subordinated Party agrees that any funds that may be received by it as a payment on account of the Subordinated Fees at any time prior to the termination of this Agreement shall be held in trust for the benefit of, and shall be immediately paid over and delivered to, the Agent. Notwithstanding anything contained herein to the contrary, (i) any Borrower may reimburse Subordinated Parties for "Reimbursables" (as defined in the Management Agreement) at any time in accordance with the terms of the Management Agreement provided no Event of Default (as that term is defined in the Indenture) then exists or would be caused thereby, and (ii) on the date that payment of any fees or other sums (other than Reimbursables) are owing to Subordinated Parties under the Management Agreement, any Borrower may pay and each Subordinated Party may receive payments of, all other Subordinated Fees payable on such date provided no Event of Default then exists or would be caused thereby.

            (c) Each Subordinated Party agrees that the priority of the Senior Debt set forth above shall continue during any insolvency, receivership, bankruptcy, dissolution, liquidation, or reorganization proceeding, or in any other proceeding, whether voluntary or involuntary, by or against the Borrowers, or either of them, under any bankruptcy or insolvency law or laws, federal or state relating to the relief of debtors of any jurisdiction, whether now or hereafter in effect, and in any out-of-court composition, assignment for the benefit of creditors, readjustment of indebtedness, reorganization, extension or other debt arrangement of any kind (collectively, an "Insolvency Proceeding"). In the event of any payment, distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the property, assets or business of the Borrowers, or the proceeds thereof, or any securities of the Borrowers, to any Subordinated Party, by reason of any liquidation, dissolution or other winding up of any Borrower or its business or by reason of any sale or Insolvency Proceeding, then any such payment or distribution of any kind or character, whether in cash, property or securities, that, but for the subordination provisions of this Section 2, would otherwise be payable or deliverable upon or in respect of the Subordinated Fees, shall instead be paid over or delivered directly to the Agent to be applied as payment of the Senior Debt, to the extent necessary to repay the Senior Debt remaining unpaid after giving effect to any concurrent payment or distribution to the Agent.

            (d) Subject to the provisions of this Agreement, the Agent shall have the sole right to control all aspects of liquidation of the Collateral and disposition of the proceeds thereof, including all proceedings pertaining thereto under any Insolvency Proceeding and the approval of any plan of reorganization of the Borrowers, or either of them, thereunder.

      3. Forbearance from Exercise of Certain Remedies. Until the Senior Debt has been paid in full in cash and the Commitments have been terminated, no Subordinated Party shall (a) take any action or exercise any remedy against the Borrowers, or either of them, to enforce all



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

or any portion of the Subordinated Fees; (b) take any action or exercise any remedy against any guarantor of or pledgor securing the Senior Debt in order to collect any of the Subordinated Fees; (c) commence, or join with any other creditor of the Borrowers, or either of them, in commencing any Insolvency Proceeding against the Borrowers, or either of them; or (d) take any action or exercise any remedy against any property or assets of any guarantor of or pledgor securing the Senior Debt or acquire or take any lien on or security interest in any of the Collateral. The parties hereto understand and agree that the Agent shall have the right, but shall have no obligation, to cure any default with respect to the Subordinated Fees without the prior written consent of each Subordinated Party. Notwithstanding anything contained in this Agreement to the contrary, in no event shall any Subordinated Party be entitled to receive and retain any securities, equity or otherwise, or other consideration provided for in (i) a plan of reorganization or otherwise in connection with any bankruptcy or Insolvency Proceeding or (ii) any other judicial or nonjudicial proceeding for the liquidation, dissolution or winding up of the Borrowers, or any of them, or the assets or properties of the Borrowers, or any of them, in any case unless and until the Senior Debt is paid in full in cash to the satisfaction of the Lenders and the Commitments are terminated.

      4. Agent's Authority to Act. For so long as any of the Senior Debt shall remain unpaid, the Agent shall have the right to act as attorney-in-fact for each Subordinated Party for the purposes specified herein and each Subordinated Party hereby irrevocably appoints the Agent as such Subordinated Party's true and lawful attorney, with full power of substitution, in the name of such Subordinated Party for the use and benefit of the holders of the Senior Debt without notice to the Subordinated Parties or any of their representatives, successors or assigns, to perform the following acts, at the option of the holders of the Senior Debt, at any meeting of creditors of the Borrowers or in connection with any Insolvency Proceeding:

            (a) if a proper claim or proof of debt in respect of the Subordinated Fees has not been filed in the form required in any such Insolvency Proceeding at least ten (10) Business Days prior to the expiration of the time for filing such claims, to file an appropriate claim for and on behalf of the holders of any Subordinated Fees;

            (b) to collect any assets of the Borrowers distributed, divided or applied by way of dividend or payment, or any securities issued, on account of the Subordinated Fees and to apply the same, or the proceeds of any realization upon the same that the Agent in its discretion elects to effect, to the Senior Debt until all of the Senior Debt has been paid in full in cash to the satisfaction of the Lenders and any commitment of the Agent to extend credit or make other financial accommodations to any Borrower is terminated, rendering any surplus to the Subordinated Parties if and to the extent permitted by law; and

            (c) generally to take any action in connection with any such Insolvency Proceeding either in its own name or in the name of each Subordinated Party (including without limitation, voting on any plan of reorganization) that the Subordinated Parties would be authorized to take, but for this Agreement, in the event that the Agent believes such action is necessary to protect its interests in the Senior Debt and under this Agreement and after first giving each Subordinated Party five (5) days' written notice of its intent to take such action (to the extent such notice is practicable), provided that the Agent agrees to permit such Subordinated Party to take action on such Subordinated Party's own behalf in connection with any such



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

Insolvency Proceeding as may be necessary to reasonably protect such Subordinated Party's interests, as long as such action is not contrary to or in conflict with the actions and interests of the Agent and such Subordinated
Party's interests are always in second position to the Senior Debt and the Senior Lien.

In no event shall the holder or holders of the Senior Debt be liable to any Subordinated Party for any failure to prove the Subordinated Fees, to exercise any right with respect thereto or to collect any sums payable thereon. A distribution made under this Agreement to holders of Senior Debt that otherwise would have been made to Subordinated Parties is not, as between the Borrowers, or either of them, its other creditors and any Subordinated Party, a payment by the Borrowers on the Agent, it being understood that the provisions of this Agreement are solely for the purpose of defining the relative rights of the Subordinated Parties, on the one hand, and the Senior Debt on the other hand. Each Subordinated Party represents that such Subordinated Party shall not assign, participate, pledge, encumber or transfer any of the Subordinated Fees or any interest therein until the Senior Debt is repaid in full in cash and the Commitments are terminated. The power-of-attorney granted hereby is coupled with an interest and shall be irrevocable.

      5. Duration and Termination. This Agreement shall constitute a continuing agreement of subordination, and shall remain in effect until indefeasible payment in full in cash to the satisfaction of the Lenders of the Senior Debt and termination of the Commitments. The holder or holders of Senior Debt may, without notice to any Subordinated Party extend or continue credit and make other financial accommodations to or for the account of the Borrowers in reliance upon this Agreement. The obligations of each Subordinated Party under this Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time any payment in respect of any Senior Debt is rescinded or must otherwise be restored or returned by a holder of Senior Debt by reason of any Insolvency Proceeding or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrowers or any substantial part of any Borrower's property, or otherwise, all as though such payment had not been made.

      6. Subordinated Party's Waivers. All of the Senior Debt shall be deemed to have been made or incurred in reliance upon this Agreement. Each Subordinated Party expressly waives all notice of the acceptance by the Agent of the subordination and other provisions of this Agreement and all other notices not specifically required pursuant to the terms of this Agreement whatsoever, and each Subordinated Party expressly consents to reliance by the Agent upon the subordination and other agreements as herein provided. Each Subordinated Party agrees that the Agent has not made warranties or representations with respect to the due execution, legality, validity, completeness or enforceability of the Senior Loan Agreement and other Loan Documents or the collectibility of the obligations thereunder, that Agent shall be entitled to manage and supervise its loans in accordance with applicable law and its usual practices, modified from time to time as it deems appropriate under the circumstances, and that the Agent shall not have any liability to such Subordinated Party for, and such Subordinated Party waives any claim (except with respect to willful misconduct) that such Subordinated Party may now or hereafter have against Agent arising out of (i) any and all actions that the Agent takes or omits to take (including, without limitation, actions with respect to the creation, perfection or continuation of liens or security interests in the Senior Debt or the Senior Lien, actions with respect to the occurrence of an Event of Default, actions with respect to the foreclosure upon,



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sale,  release,  or depreciation  of, or failure to realize upon, the Collateral and actions with respect to the collection of any claim for all or any part of the Senior Debt from any account debtor, guarantor or any other party) with respect to the documents regarding the Senior Debt or any other agreement related thereto or to the collection of the Senior Debt or the valuation, use, protection or release of the Collateral and/or other security for the Senior Debt, (ii) the Agent's election, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. ss. 101 et seq.) (the "Bankruptcy Code"), of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or (iii) any making of loans to, or grant of a security interest under
Section 364 of the Bankruptcy Code by, the Borrowers as debtors-in-possession.

      7. Waiver of Marshaling; No Offset. Each Subordinated Party agrees that the Agent shall have no obligation to marshal any part of the Collateral or any such other property, instruments, documents, agreements or guaranties before enforcing its rights against any other part of the Collateral or its rights herein as against such Subordinated Party. In the event such Subordinated Party is or becomes indebted to any Borrower, including, without limitation, under any documents or instruments evidencing the Subordinated Fees, each Subordinated Party agrees that it shall pay such indebtedness in accordance with its terms and shall not deduct from or set off against any amounts owed to such Borrower any amounts such Borrower claims are due to it with respect to the Subordinated Fees.

      8. No Contest of Security Interest. Each Subordinated Party shall not contest the validity, perfection or enforceability of any lien or security interest granted to the Agent by any Borrower, and each Subordinated Party agrees to cooperate in the defense of any action contesting the validity, perfection or enforceability of such liens or security interests.

      9. Subordination Not Affected, Etc. Nothing in this Agreement shall be construed as affecting or in any way limiting the extension of new or additional financial accommodation by the Lenders to the Borrowers and the terms and conditions hereof shall apply to such new and additional financial accommodations. Notwithstanding the preceding sentence or anything contained in this Agreement to the contrary, none of the provisions of this Agreement shall be deemed or construed to constitute a commitment or an obligation on the part of the Lenders to make any future loans, advances or other extensions of credit or financial accommodation to the Borrowers. Each Subordinated Party understands and agrees that all accrued interest, charges, expenses, attorneys' fees and other liabilities and obligations under the Senior Loan Agreement shall constitute part of the Senior Debt, and nothing in this Agreement shall be construed as affecting or in any way limiting any indulgence granted by the Lenders with respect to any existing financial accommodation to the Borrowers. The subordinations effected, and the rights created, hereby shall not be affected by (a) any amendment of or any addition of or supplement to any instrument, document or agreement relating to the Senior Debt, (b) any exercise or non-exercise of any right, power or remedy under or in respect of the Senior Debt or any instrument, document or agreement relating thereto, (c) the release, sale, exchange or surrender, in whole or in part, of any part of the Collateral or any additional collateral to which the Agent may become entitled, (d) any release of any guarantor of or pledgor securing the Senior Debt or any security for such pledge or guaranty, or (e) any waiver, consent, release, indulgence, extension, renewal, modification, delay or other action, inaction or omission in respect of the Senior Debt or any instrument, document or agreement relating thereto or any security therefor or pledge or guaranty thereof, whether or not each Subordinated Party shall have had notice or



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

knowledge of any of the foregoing and regardless of whether each Subordinated Party shall have consented or objected thereto. Any provision of any document, instrument or agreement evidencing, securing or otherwise relating to the Subordinated Fees purporting to limit or restrict in any way any Borrower's ability to enter into any agreement with the Agent to amend or modify any document, instrument or agreement evidencing, securing or otherwise relating to the Senior Debt shall be deemed of no force or effect until the Senior Debt has been repaid in full in cash to the satisfaction of the Lenders and the Commitments have been terminated.

      10. Voided Payments. Notwithstanding anything herein that may be construed to the contrary, to the extent that any Borrower makes any payment on the Senior Debt which, within twelve (12) months of the date of such payment, is subsequently invalidated, declared to be fraudulent, avoidable or preferential, set aside or is required to be repaid to a trustee, receiver, the estate of such Borrower or any other party under any bankruptcy act, state or Federal law, common law or equitable cause (such payment being hereinafter referred to as a "Voided Payment"), then, to the extent of such Voided Payment, that portion of the Senior Debt that had been previously satisfied by such Voided Payment shall be revived and continue in full force and effect as if such Voided Payment had never been made. In the event that a Voided Payment is sought to be recovered from the Agent or any other Lender under the Senior Loan Agreement, an "Event of Default" under the Senior Loan Agreement shall be deemed to have occurred and to be continuing from the date of such recovery from the Agent or any such Lender of such Voided Payment until the full amount of such Voided Payment is fully and finally restored to the Agent or such Lender and until such time the provisions of this Agreement shall be in full force and effect.

      11. Violation of Agreement by Borrowers. Each Borrower hereby consents to this Agreement, agrees to abide by the terms hereof, agrees to make no payments or distributions contrary to the terms and provisions hereof and to do every act and thing necessary to carry out such terms and provisions. Each Borrower agrees that should it make any payment in contravention of any provision of this Agreement the maturity of said Senior Debt may be accelerated in accordance with the terms of the Senior Loan Agreement.

      12. Waiver. Irrespective of the due date of any of the Subordinated Fees, each Subordinated Party hereby expressly waives (except as expressly provided by Section 2(b) hereof) any and all rights to payment by any Borrower of the Subordinated Fees prior to repayment in full in cash of the Senior Debt and termination of the Commitments.

      13. Immediate Effect. This Agreement shall be effective immediately upon its execution by each of the parties hereto, and there are no conditions precedent or subsequent to the effectiveness of this Agreement.

      14. Inducement. As an inducement to, and part of the consideration for, the Lenders' extension of credit to the Borrowers, which each Subordinated Party and the Borrowers acknowledge that the Agent and the Lenders would be unwilling to do without this Agreement, each Subordinated Party agrees, among other things, (i) to subordinate the Subordinated Lien, if any, to the Senior Lien,
(ii) to subordinate the Subordinated Fees to the Senior Debt, and (iii) to forebear from exercising any creditor's remedy or taking any action against any Borrower upon



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

any of its obligations to each Subordinated Party until the Senior Debt has been paid in full in cash to the satisfaction of the Lenders and termination of the Commitments.

      15. Successors and Assigns: Continuing Effect, etc. This Agreement is being entered into for the benefit of, and shall be binding upon, the Agent, each Subordinated Party, the Borrowers and their respective successors and assigns. The Agent or any other Lender under the Senior Loan Agreement may assign or participate out to other parties any portion of its interest under the Senior Debt and no such assignee or participant shall be required to become a signatory hereto. Any assignee or transferee of each Subordinated Party shall execute and deliver to the other parties hereto an agreement pursuant to which they will become parties hereto as fully as if they were signatories hereto and providing for the effectiveness of this Agreement as to such transferee or assignee and other parties.

      16. Notification of Defaults. Each Subordinated Party shall immediately give written notice to the Agent of a default or an event of default by the Borrowers under the Management Agreement or with respect to the Subordinated Fees. Each Subordinated Party understands that, subject to any grace or cure period under such Subordinated Party's agreements with the Borrowers, any default by the Borrowers under the Management Agreement is, automatically, an "Event of Default" of the Borrowers under the Senior Debt. Nothing in this Agreement shall be interpreted to limit or restrict the right of the Agent and each Subordinated Party to waive any default under their respective documents, and each Subordinated Party agrees that any waiver by each Subordinated Party will be in writing and provided to the Agent.

      17. Notices. Any notices, consents, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to be given to any party or parties (a) upon delivery to the address of the party or parties set forth below if delivered in person or by courier or if sent by certified or registered mail (return receipt requested), or (b) upon dispatch if transmitted by telecopy or other means of facsimile transmission, in any case to the party or parties at the telecopy numbers set forth below:

      If to Borrower:         THE OLD EVANGELINE DOWNS, L.L.C.
                              c/o Peninsula Gaming Partners, LLC
                              P.O. Box 1750
                              400 E. Third Street
                              Dubuque, Iowa  52004
                              Attention:  Natalie Schramm
                              Fax No.     (563) 690-2190

                              and

                              THE OLD EVANGELINE DOWNS, L.L.C.
                              c/o Peninsula Gaming Partners, LLC
                              11100 Santa Monica Boulevard, 10th Floor
                              Los Angeles, California  90025
                              Attention:  M. Brent Stevens
                              Fax No.     (310) 914-6476
      with copies to:         MCGLINCHEY STAFFORD, PLLC
                               643 Magazine Street
                              New Orleans, Louisiana  70825
                              Attention:  Deborah Harkins, Esq.
                              Fax No.     (504) 596-2800

      If to the Subordinated
      Parties:                PENINSULA GAMING COMPANY, LLC
                              c/o Peninsula Gaming Partners, LLC
                              P.O. Box 1750
                              400 E. Third Street
                              Dubuque, Iowa  52004
                              Attention:  Natalie Schramm
                              Fax No.     (563) 690-2190

                              and

                              PENINSULA GAMING COMPANY, LLC
                              c/o Peninsula Gaming Partners, LLC
                              11100 Santa Monica Boulevard, 10th Floor
                              Los Angeles, California  90025
                              Attention:  M. Brent Stevens
                              Fax No.     (310) 914-6476

      If to Senior
      Lender:                 WELLS FARGO FOOTHILL, INC.
                              2450 Colorado Avenue, Suite 3000 West
                              Santa Monica, California  90404
                              Attention:  SFG
                              Fax No.     (310) 453-7442

      with additional
      copies to:              PAUL, HASTINGS, JANOFSKY & WALKER LLP
                              600 Peachtree Street, NE, Suite 2400
                              Atlanta, Georgia  30308
                              Attention:  Cindy J. K. Davis, Esq.
                              Fax No.     (404) 815-2424

Any party hereto may designate any other address or telecopy number, as applicable, to which any notices or other communications shall be given by notice duly given hereunder; provided, however, that any such notice of other address or telecopy number shall be deemed to have been given hereunder only when actually received by the party to which it is addressed.

      18. Amendments; Modifications. This Agreement may not be modified, altered or amended except by an agreement in writing executed by all of the parties hereto.

      19. Amendment of Management Agreement. Except to the extent expressly provided in the Senior Loan Agreement, each Subordinated Party and the Borrowers agree to forbear from

(a) modifying,  altering or amending any term of the Management  Agreement,  and
(b) from granting (in the case of the Borrowers) and receiving (in the case of any Subordinated Party) any collateral or other security of any nature to secure the Subordinated Fees.

      20. Cost and Expenses of Enforcement. Each Subordinated Party agrees to pay all costs and expenses including, without limitation, attorneys', paralegals' and other professionals' fees of every kind, paid or incurred by the Agent in enforcing its rights hereunder against each Subordinated Party, including, but not limited to, litigation instituted in a state or federal court, as hereinafter provided (including proceedings under the Bankruptcy Code) in endeavoring to collect the Senior Debt or in so enforcing this Agreement, or in defending against any defense, cause of action, counterclaim, setoff or cross claim based on any act of commission or omission by the Agent with respect to the Senior Debt promptly on demand of the Agent or other person paying or incurring the same.

      21. Jurisdiction. TO INDUCE THE AGENT AND THE LENDERS TO AFFORD FINANCIAL ACCOMMODATIONS TO THE BORROWERS, EACH SUBORDINATED PARTY IRREVOCABLY AGREES THAT ALL ACTIONS ARISING DIRECTLY OR INDIRECTLY AS A RESULT OR IN CONSEQUENCE OF THIS AGREEMENT SHALL BE INSTITUTED AND LITIGATED ONLY IN COURTS HAVING SITUS IN THE CITY OF NEW YORK, NEW YORK AND EACH SUBORDINATED PARTY HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT LOCATED AND HAVING ITS SITUS IN SAID CITY AND STATE. EACH SUBORDINATED PARTY HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND EACH SUBORDINATED PARTY HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS. THE PARTIES CONSENT THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO THE AGENT OR EACH SUBORDINATED PARTY AT THE ADDRESS OF PGC SET FORTH HEREIN IN THE MANNER PROVIDED BY APPLICABLE STATUTE, LAW, RULE OF COURT, OR OTHERWISE.

      22. Waiver of Claims; Trial by Jury. EACH SUBORDINATED PARTY WAIVES EVERY DEFENSE, CAUSE OF ACTION, COUNTERCLAIM OR SETOFF, THAT EACH SUBORDINATED PARTY MAY NOW HAVE, OR HEREAFTER MAY HAVE, TO ANY ACTION BY THE AGENT IN ENFORCING THIS AGREEMENT AND RATIFIES AND CONFIRMS WHATEVER THE AGENT MAY DO PURSUANT TO THE TERMS HEREOF AND AGREES THAT THE AGENT SHALL NOT BE LIABLE FOR ANY ERRORS OF JUDGMENT OR MISTAKE OF FACT OR LAW EXCEPT FOR WILLFUL MISCONDUCT OF AGENT. THE AGENT AND EACH SUBORDINATED PARTY, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE IRREVOCABLY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT ANY ONE OF THEM MAY HAVE TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH OR ANY COURSE OF CONDUCT OR COURSE OF DEALING, IN WHICH THE AGENT AND EACH SUBORDINATED PARTY ARE ADVERSE PARTIES. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT TO MAKE LOANS AND OTHER FINANCIAL ACCOMMODATIONS TO THE BORROWERS.

      23. Governing Law; Benefit of Agreement. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to the conflict of law, principles thereof other than Sections 5-1401 and 5-1402 of the New York General Obligations Law. All of the understandings, agreements, covenants and representations contained herein are solely for the benefit of the Agent and each Subordinated Party, and there are no other persons who are intended to be benefited in any way whatsoever by this Agreement.

      24. Severability. In the event any one or more of the provisions contained herein shall for any reason be held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

      25. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

      26. Perfection and Release of Liens. Upon the Agent's reasonable request (which request shall be in writing), each Subordinated Party hereby agrees to execute and deliver such documents, instruments, lien releases, assignments and financing statements and do such acts as may be necessary in order for the Agent to establish and maintain a first, valid, prior and perfected security interest in the Collateral. In the event of any sale or other disposition of all or any part of the Collateral prior to payment in full of the Senior Debt, upon request by the Agent, each Subordinated Party shall execute releases, assignments, UCC termination and other similar agreements that are reasonably requested by the Agent from time to time. Until payment and satisfaction in full of the Senior Debt, each Subordinated Party shall cooperate fully in releasing the Subordinated Lien, if in existence at such time, as soon as practicable upon the reasonable request of the Agent.

              [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK)

      IN WITNESS WHEREOF, the parties Dave executed this Agreement as of the date first above written.

Borrowers:                          THE OLD EVANGELINE DOWNS, L.L.C.,
                                    a Louisiana limited liability company

                                    By:   /s/ Natalie Schramm
                                       --------------------------------
                                       Name:  Natalie Schramm
                                       Title: Chief Financial Officer


                                    THE OLD EVANGELINE DOWNS
                                    CAPITAL CORP., a Delaware corporation

                                    By:   /s/ Natalie Schramm
                                       --------------------------------
                                       Name:  Natalie Schramm
                                       Title: Chief Financial Officer


Subordinated Party:                 OED ACQUISITION, LLC,
                                    a Delaware limited liability company

                                    By:   /s/ Natalie Schramm
                                       --------------------------------
                                       Name:  Natalie Schramm
                                       Title: Chief Financial Officer


                                    PENINSULA GAMING COMPANY, LLC,
                                    a Delaware limited liability company

                                    By:   /s/ Natalie Schramm
                                       --------------------------------
                                       Name:  Natalie Schramm
                                       Title: Chief Financial Officer


Agent:                              WELLS FARGO FOOTHILL, INC.,
                                    a California corporation

                                    By:   /s/  Rhonda P. Noell
                                       --------------------------------
                                       Name:   Rhonda P. Noell
                                       Title:  S.V.P.